Equity Method Investment (Tables)	12 Months Ended
Dec. 31, 2012
Equity Method Investment
Carrying Amount of Investment

As of December 31, 2011 and 2012, the carrying amount of the investment in Vision China consisted of:

	December 31,
	2011	2012
Underlying equity in net assets	$16,559,187	$1,001,140
Acquired intangible assets, net	2,451,631	—
Goodwill	—	—

Total carrying amount	$19,010,818	$1,001,140

Quoted market price	$1.24	$0.15
Aggregate market value	$19,010,818	$2,299,696